UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

Huntington Bancshares Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s address: 41 South High Street, Columbus, Ohio 43287

Registrant’s telephone number, including area code: (614) 480-2265

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Huntington Bancshares Incorporated (“Huntington”) is filing this Current Report on Form 8-K to provide pro forma financial information reflecting the Merger (as defined below) for the year ended December 31, 2021, in connection with its filing of a registration statement on Form S-3 and a registration statement on Form S-4 with the Securities and Exchange Commission on the date hereof. As previously disclosed, on June 9, 2021, Huntington completed its acquisition of TCF Financial Corporation (“TCF”) pursuant to the Agreement and Plan of Merger, dated as of December 13, 2020 (the “Merger Agreement”), by and between Huntington and TCF. Pursuant to the Merger Agreement, effective June 9, 2021, TCF merged with and into Huntington (the “Merger”), with Huntington continuing as the surviving corporation in the Merger. For certain additional information relating to the completion of the Merger, please refer to the Current Report on Form 8-K filed by Huntington on June 9, 2021, as amended.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Huntington and TCF would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger.

Item 9.01	Financial Statements and Exhibits

(a)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of income of Huntington for the fiscal year ended December 31, 2021, giving effect to the Merger as if it had occurred on January 1, 2021, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined statement of income of Huntington Bancshares Incorporated for the fiscal year ended December 31, 2021.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

	By:	/s/ Jana J. Litsey
Date: March 14, 2022		Jana J. Litsey
General Counsel